EXHIBIT 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

I, Robert L. Howard-Anderson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Occam Networks, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Occam Networks, Inc.

Date: May 8, 2009	By:	/s/ ROBERT L. HOWARD-ANDERSON
	Name:	Robert L. Howard-Anderson
	Title:	President and Chief Executive Officer

I, Jeanne Seeley, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Occam Networks, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2009  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Occam Networks, Inc.

Date: May 8, 2009	By:	/s/ JEANNE SEELEY
	Name:	Jeanne Seeley
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Occam Networks, Inc. and will be retained by Occam Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.